   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 23, 1997

                                                    REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                      INDUSTRIAL DISTRIBUTION GROUP, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                           5085                          58-2299339
(State or other jurisdiction of    (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)    Classification Code Number)         Identification Number)

                                2500 Royal Place
                             Tucker, Georgia 30084
                                 (770) 243-9000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                                Martin S. Pinson
                      Chairman and Chief Executive Officer
                                2500 Royal Place
                             Tucker, Georgia 30084
                                 (770) 243-9000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ---------------------

                                   Copies to:

              W. Randy Eaddy, Esq.                           William R. Kunkel, Esq.
            Kilpatrick Stockton LLP              Skadden, Arps, Slate, Meagher & Flom (Illinois)
             1100 Peachtree Street                            333 West Wacker Drive
             Atlanta, Georgia 30309                          Chicago, Illinois 60606
                 (404) 815-6500                                   (312) 407-0820

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
    If any of the securities on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (No. 333-31539)
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

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
==================================================================================================================
                                          AMOUNT                                                    AMOUNT OF
      TITLE OF EACH CLASS OF              TO BE          OFFERING PRICE         AGGREGATE         REGISTRATION
   SECURITIES TO BE REGISTERED        REGISTERED(1)         PER SHARE        OFFERING PRICE            FEE
------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value......    345,000 shares         $17.00            $5,865,000           $1777.27
==================================================================================================================

(1) Includes shares that the Underwriters have the option to purchase to cover overallotments, if any.

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

              INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                        ON FORM S-1, FILE NO. 333-31539

     The Company hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-31539) declared effective on September 23, 1997 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and any prospectuses filed in connection therewith in accordance with Rule 424 promulgated under the Securities Act of 1933, as amended.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) All exhibits filed with the Registration Statement on Form S-1 (File No. 333-31539) are incorporated by reference into, and shall be deemed a part of, this Registration Statement, except the following, which are filed herewith:

EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT
-------                           ----------------------
5.1       --   Opinion of Kilpatrick Stockton LLP
23.2      --   Consent of Arthur Andersen LLP
23.3      --   Consent of Miller & Co. LLP
23.4      --   Consent of Schenck & Associates, SC
23.5      --   Consent of Baird, Kurtz & Dobson
24.1      --   Powers of Attorney (see Signature Page)
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                                      II-1

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Atlanta, State of Georgia, on the 23rd day of September, 1997.

                                          INDUSTRIAL DISTRIBUTION GROUP, INC.

                                          By:     /s/ MARTIN S. PINSON
                                            ------------------------------------
                                            Martin S. Pinson
                                            Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 23rd day of September, 1997, in the capacities indicated.

                      SIGNATURE                                             POSITION
                      ---------                                             --------

                /s/ MARTIN S. PINSON                     Chairman of the Board and Chief Executive
-----------------------------------------------------      Officer (Principal Executive Officer)
                  Martin S. Pinson

                 /s/ JACK P. HEALEY                      Vice President, Chief Financial Officer, and
-----------------------------------------------------      Secretary (Principal Financial and
                   Jack P. Healey                          Accounting Officer)

                 /s/ DAVID K. BARTH                      Director
-----------------------------------------------------
                   David K. Barth

               /s/ WILLIAM J. BURKLAND                   Director
-----------------------------------------------------
                 William J. Burkland

                                                         Director
-----------------------------------------------------
                 William R. Fenoglio

                                                         Director
-----------------------------------------------------
                   William T. Parr

              /s/ GEORGE L. SACHS, JR.                   Director
-----------------------------------------------------
                George L. Sachs, Jr.

                                                         Director
-----------------------------------------------------
                  Richard M. Seigel

                /s/ ANDREW B. SHEARER                    Director
-----------------------------------------------------
                  Andrew B. Shearer

                /s/ DOUGLASS C. SMITH                    Director
-----------------------------------------------------
                  Douglass C. Smith
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                                      II-2